UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 20, 2006

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 20, 2006, NovaStar Financial, Inc. (the “Company”) amended its Employment Agreement dated September 30, 1996 between the Company and Scott F. Hartman; its Employment Agreement dated September 30, 1996 between the Company and W. Lance Anderson; its Employment Agreement dated July 15, 2004 between the Company and Michael L. Bamburg; its Employment Agreement dated July 15, 2004 between the Company and Gregory Metz; and its Employment Agreement dated July 15, 2004 between the Company and Dave Pazgan (collectively the “Original Agreements”).

Each of the amendments to the Original Agreements adds a provision requiring the Company to pay the executive an additional amount equal to any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), if the payments payable upon the executive’s termination after a Change in Control (as defined in the respective Original Agreements) are considered “excess parachute payments” under Section 280G of the Code.

The Original Agreements were also amended to comply with Section 409A of the Code. The amendments provide that in the event of a Change in Control (as defined in the respective Original Agreements), each executive will receive a severance payment in a single lump sum as soon as possible if the Company terminates the executive’s employment other than for “Cause” (as defined in the respective Original Agreements) or six months after the executive’s termination of employment for Good Reason (as defined in the respective Original Agreements). Prior to the amendments, the Original Agreements required 50% of the severance payment to be paid five days after termination and the remaining 50% to be paid in twelve equal monthly installments. The amount of the severance payments that may be due as a result of a Change in Control was not modified and is equal to three times (or two times for Messrs. Bamburg, Metz and Pazgan) the executive’s base salary and his bonus compensation for the preceding year, provided the severance payment will not be less $500,000 (or $360,000 for Mssrs. Hartman and Anderson) nor more than 1% of the Company’s book value.

All the amendments to the Original Agreements are included as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number

10.1	Amendment dated December 20, 2006 to the Employment Agreement dated September 30, 1996 between NovaStar Financial Inc., and W. Lance Anderson.

10.2	Amendment dated December 20, 2006 to the Employment Agreement dated July 15, 2004 between NovaStar Financial Inc., and Michael L. Bamburg.

10.3	Amendment dated December 20, 2006 to the Employment Agreement dated September 30, 1996 between NovaStar Financial Inc., and Scott F. Hartman.

10.4	Amendment dated December 20, 2006 to the Employment Agreement dated July 15, 2004 between NovaStar Financial Inc., and Gregory Metz.

10.5	Amendment dated December 20, 2006 to the Employment Agreement dated July 15, 2004 between NovaStar Mortgage Inc., and Dave Pazgan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: December 20, 2006	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit

Number

10.1	Amendment dated December 20, 2006 to the Employment Agreement dated September 30, 1996 between NovaStar Financial Inc., and W. Lance Anderson.

10.2	Amendment dated December 20, 2006 to the Employment Agreement dated July 15, 2004 between NovaStar Financial Inc., and Michael L. Bamburg.

10.3	Amendment dated December 20, 2006 to the Employment Agreement dated September 30, 1996 between NovaStar Financial Inc., and Scott F. Hartman.

10.4	Amendment dated December 20, 2006 to the Employment Agreement dated July 15, 2004 between NovaStar Financial Inc., and Gregory Metz.

10.5	Amendment dated December 20, 2006 to the Employment Agreement dated July 15, 2004 between NovaStar Mortgage Inc., and Dave Pazgan.